SEC FILE NO. 333-68239
                                                          SEC FILE NO. 333-61831

                            PILGRIM PRIME RATE TRUST

              Supplement dated December 10, 1999 to the Prospectus
                               dated June 18, 1999


On December 7, 1999, Pilgrim Investments named Daniel A. Norman and Jeffrey A. Bakalar Senior Portfolio Managers for Pilgrim Prime Rate Trust (the "Trust") . The biographies for Mr. Norman and Mr. Bakalar that appear under the heading "Portfolio Management" on page 24 are hereby deleted in their entirety and replaced with the paragraphs below. The biography for Howard Tiffen is deleted in its entirety.

          DANIEL A. NORMAN -- Mr. Norman is Senior Vice President, Treasurer and Senior Portfolio Manager of the Trust. He served as Assistant Portfolio Manager of the Trust from September 1996 to December 1999. Mr. Norman is a Senior Vice President of Pilgrim Investments (since December 1994), and Senior Vice President of Pilgrim Securities (since November 1995). Mr. Norman has served as an officer of other affiliates of Pilgrim Capital since February 1992. Mr. Norman co-manages the Trust with Jeffrey A. Bakalar.

          JEFFREY A. BAKALAR -- Mr. Bakalar is Senior Vice President and Senior Portfolio Manager of the Trust. He served as Assistant Portfolio Manager of the Trust from February 1998 to December 1999. Prior to joining Pilgrim Investments, Inc., Mr. Bakalar was Vice President of First National Bank of Chicago (July 1994-January 1998) and Corporate Finance Officer of the Securitized Products Group of Continental Bank (November 1993 - July 1994). Mr. Bakalar co-manages the Trust with Daniel A. Norman.


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